5860 Trinity Parkway Centreville, VA 21020 www.mobilityglobal.c
MOBILITY GLOBAL REPORTS SECOND QUARTER 2026 FINANCIAL RESULTS
CENTREVILLE, Va., August 7, 2026 - Mobility Global Inc. (NYSE: MBGL) (“Mobility Global” or the
“Company”) today announced financial results for the second quarter ended June 30, 2026.
•Successfully launched Mobility Global as an independent public company on July 1, 2026
•Grew total revenue by 7%, with CARFAX revenue growing 8% year-over-year
•Delivered net income of $53 million and adjusted EBITDA¹ of $202 million, which represents a 43%
margin and a 7% increase year-over-year
•Initiated a quarterly cash dividend of $0.06 per share, reflecting confidence in the Company’s cash generation and balance sheet
•Provided full-year 2026 revenue guidance to reflect first half results and reiterated medium-term financial targets
“Mobility Global delivered second quarter results that reflected continued progress across our businesses during the final stages of our spin-off, and successfully launched as an independent public company on July 1,” said
Bill Eager, Chief Executive Officer of Mobility Global. “We are moving with speed and focus to create One
Mobility Global, deploy AI to fundamentally transform our workflows, and strengthen our market position.
During the quarter and into July, we advanced our product and market strategy through the launches of
CARFAX Homegrown and CARFAX Showroom, a new B2B solution within automotiveMastermind, and the expansion of CARFAX into Germany. We see clear opportunities ahead and are focused on strengthening our go-to-market execution, accelerating product adoption, and building momentum into 2027.”
Second Quarter Financial Highlights
(All comparisons are to the second quarter of 2025)
•Total revenue of $468 million, increased by 7%
•Subscription revenue increased by 7% and non-subscription revenue increased by 5%
•CARFAX segment revenue of $312 million, increased by 8%
•B2B segment revenue of $156 million, increased by 4%
•Net income of $53 million, represented an 11% margin
•Adjusted EBITDA¹ of $202 million, increased by 7% and represented a 43% margin
¹ Non-GAAP measure. See "Non-GAAP Financial Information" and the reconciliations and definitions in
Exhibit 5.

Second Quarter and Recent Business Highlights
•Launched Mobility Global as an independent public company on July 1, 2026
•Launched two new CARFAX offerings: CARFAX Homegrown, which identifies vehicles sold new and serviced throughout their life at a dealership, and CARFAX Showroom, a premium listings product that surfaces dealer inventory at the most relevant moments in a shopper's search, to increase dealer value and support higher revenue per dealer, respectively
•Entered Europe’s largest automotive market with the launch of CARFAX Germany
•Expanded B2B capabilities through FAST, PIQ and Data Studio from launch to broader adoption, while advancing new solutions within automotiveMastermind  that improve customer workflows for OEMs and dealers
•Advanced creating One Mobility Global by integrating our businesses, data assets and technology to accelerate innovation and efficiency
•Initiated return of capital to shareholders, with quarterly cash dividend of $0.06 per share
Financial Summary
The second quarter ended June 30, 2026 and all prior periods are presented on a carve-out basis. Beginning with the third quarter of 2026, Mobility Global's first full quarter as a standalone company, financial results will be reported on a consolidated basis.

	Three Months Ended June 30,			Six Months Ended June 30,
(dollars in millions except per share data)	2026	2025	% Chg	2026	2025	% Chg
	(unaudited)			(unaudited)
Revenue
CARFAX	$312	$289	8%	$610	$564	8%
B2B	156	150	4%	313	295	6%
Total revenue	468	439	7%	923	859	7%
Subscription revenue	383	358	7%	755	701	8%
Non-subscription revenue	85	81	5%	168	158	6%
Profitability (GAAP)		—
Operating profit	82	96	(15)%	163	180	(9)%
Net income	53	65	(18)%	108	123	(12)%
Net income margin	11%	15%	(27)%	12%	14%	(14)%
Diluted EPS	0.18	0.22	(18)%	0.37	0.42	(12)%
Non-GAAP measures
Adjusted EBITDA	202	188	7%	386	357	8%
Adjusted EBITDA margin	43%	43%	—%	42%	42%	—%
Cash flow
Net cash provided by operating activities	135	166	(19)%	189	233	(19)%
Free cash flow	129	163	(21)%	177	225	(21)%
Declaration of Quarterly Dividend
The Board of Directors has declared a quarterly common stock dividend of $0.06 per share. The dividend is payable September 10, 2026, to shareholders of record at the close of business as of August 27, 2026.

Outlook

Operating Performance	Full-Year 2026 Guidance
Revenue	$1,870 - $1,885 million
Revenue Growth	6.9% - 7.7%
Adjusted EBITDA	$745 - $760 million
Adjusted EBITDA Margin	~40%
Our full year 2026 guidance reflects our carve-out financial results for the first six months of the year and consolidated financial results for the second six months.
The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, as the Company is unable to estimate certain items that impact Net income, and other reconciling metrics are outside the
Company’s control and/or cannot be estimated without unreasonable effort. The amounts and timing of these items are uncertain and could be material to the Company’s results calculated in accordance with GAAP.
Earnings Webcast
Mobility Global will host a live conference call at 8:00 a.m. EDT on Friday, August 7, 2026 to discuss its second quarter 2026 financial results. The conference call will be webcast to the public via a link on the
Investor Relations website at https://ir.mobilityglobal.com.
Additional Information Regarding Non-GAAP Measures
It should be noted that Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow are financial measures that are not required by, or presented in accordance with, accounting principles generally accepted in the United States, or GAAP. These non-GAAP measures should not be considered as alternatives to Net income attributable to Mobility Global or other comparable measures calculated and reported in accordance with
GAAP. These measures are presented here to provide additional useful measurements to review the Company’s operations, provide transparency to investors and enable period-to-period comparability of financial performance. The Company’s chief operating decision maker uses these measures to assess the ongoing performance of the Company and its segments, as well as for business and enterprise planning purposes.
A description of other non-GAAP financial measures that Mobility Global uses to evaluate its operations and financial performance, and reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found in Exhibit 5 of this press release, which is also available on Mobility Global’s website at https://ir.mobilityglobal.com.
Forward-Looking Statements
This press release contains “forward-looking statements,” as defined in the Private Securities Litigation Reform
Act of 1995. These statements, which express management’s current views concerning future events, trends, contingencies or results, as well as our full-year 2026 guidance, appear at various places in this press release and use words like “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “future,”
“intend,” “plan,” “potential,” “predict,” “project,” “strategy,” “target” and similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would.” For example, management may use forward-looking statements when addressing topics such as: the outcome of contingencies; future actions by regulators; changes in the business strategies and methods of generating revenue of the Company;
and the development and performance of the Company’s services and products; the expected impact of acquisitions and dispositions; the Company’s effective tax rates; the Company’s cost structure, dividend policy, cash flows or liquidity.

Forward-looking statements are subject to inherent risks and uncertainties. Several factors could cause actual results to differ materially from those expressed or implied in forward-looking statements. The Company and its subsidiaries operate in a dynamic business environment in which new risks emerge frequently. Accordingly, the
Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to update or revise any forward-
looking statement to reflect events or circumstances arising after the date on which it is made, except as required by applicable law. Further information about the Company’s businesses, including information about factors that could materially affect its results of operations and financial condition, is contained in the
Company’s filings with the SEC, including the section titled “Risk Factors” of our Quarterly Report on Form
10-Q, filed with the SEC on August 7, 2026.
About Mobility Global
Mobility Global is the world’s standard for automotive information, providing critical data and analytics across the full vehicle lifecycle. Its portfolio of trusted brands and products includes CARFAX,
automotiveMastermind, Polk Automotive Solutions, and Market Scan, supporting the world’s major automotive manufacturers, suppliers, dealer groups, media, financial institutions, and consumers with data, forecasts, insights, technology, and innovation. For more, visit mobilityglobal.com.
Contacts:
Investor Relations:
Tejal Engman
Managing Director, Investor Relations
tejal.engman@mobilityglobal.com
Media:
Kara Evanko
Global Head of Communications
kara.evanko@mobilityglobal.com
Exhibit 1
Mobility Global Inc.
Condensed Combined Statements of Operations
Three and six months ended June 30, 2026 and 2025
(dollars in millions, except per share data)

(unaudited)	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change
	2026	2025	$	%	2026	2025	$	%

Revenue	$468	$439	$29	7%	$923	$859	$64	7%
Expenses:
Operating-related expenses	134	132	2	2%	270	259	11	4%
Selling and general expenses	175	134	41	31%	335	265	70	26%
Depreciation	3	3	—	—%	7	7	—	—%
Amortization of intangibles	74	74	—	—%	148	148	—	—%
Total expenses	386	343	43	13%	760	679	81	12%
Operating profit	82	96	(14)	(15)%	163	180	(17)	(9)%
Interest expense, net	7	4	3	75%	10	7	3	43%
Income before provision for income taxes	75	92	(17)	(18)%	153	173	(20)	(12)%
Provision for income taxes	22	27	(5)	(19)%	45	50	(5)	(10)%
Net income	$53	$65	$(12)	(18)%	$108	$123	$(15)	(12)%

Net income per common share:
Basic	$0.18	$0.22	$(0.04)	(18)%	$0.37	$0.42	$(0.05)	(12)%
Diluted	$0.18	$0.22	$(0.04)	(18)%	$0.37	$0.42	$(0.05)	(12)%
N/M - Represents a change equal to or in excess of 100% or not meaningful
Exhibit 2
Mobility Global Inc.
Condensed Combined Balance Sheets
June 30, 2026 and December 31, 2025
(dollars in millions)

(unaudited)	June 30,	December 31,
	2026	2025
Assets:
Current assets:
Cash and cash equivalents	$186	$38
Due from related parties – current	17	8
Accounts receivable, net of allowance for doubtful accounts: 2026 – $2; 2025 – $2	216	203
Prepaid and other current assets	47	32
Total current assets	466	281
Property and equipment, net of accumulated depreciation: 2026 – $84; 2025 – $81	18	19
Right of use assets	33	16
Goodwill	8,845	8,845
Other intangible assets, net	3,640	3,789
Other non-current assets	58	45
Total assets	$13,060	$12,995

Liabilities and Equity:
Accounts payable	$63	$56
Due to related parties – current	—	19
Accrued compensation and contributions to retirement plans	41	64
Unearned revenue	102	78
Other current liabilities	42	45
Total current liabilities	248	262
Long-term debt	1,981	—
Operating lease liabilities	27	11
Deferred tax liability, net	967	1,006
Due to related parties – non-current	—	230
Other non-current liabilities	2	1
Total liabilities	3,225	1,510
Commitments and Contingencies (Note 8)
Equity:
Parent company investment	9,833	11,489
Accumulated other comprehensive income (loss)	2	(4)
Total equity	9,835	11,485
Total liabilities and equity	$13,060	$12,995
Exhibit 3
Mobility Global Inc.
Condensed Consolidated Statements of Cash Flows
Six months ended June 30, 2026 and 2025
(dollars in millions)

(unaudited)	2026	2025
Operating Activities:
Net income	$108	$123
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	7	7
Amortization of intangibles	148	148
Provision for losses on accounts receivable	2	2
Deferred income taxes	(38)	(43)
Stock-based compensation	9	9
Restructuring and other	(1)	—
Net changes in other operating assets and liabilities	(46)	(13)
Cash provided by operating activities	189	233

Investing Activities:
Capital expenditures	(12)	(8)
Purchases of equity investments	(3)	(3)
Cash used for investing activities	(15)	(11)

Financing Activities:
Proceeds from issuance of Senior Notes	1,986	—
Net transfers to Parent	(2,011)	(190)
Payments related to loan from related parties	—	(18)
Contingent consideration payments	—	(2)
Cash used for financing activities	(25)	(210)
Effect of exchange rate changes on cash	(1)	1
Net change in cash and cash equivalents	148	13
Cash and cash equivalents at beginning of period	38	27
Cash and cash equivalents at end of period	$186	$40
Exhibit 4
Mobility Global Inc.
Operating Results by Segment
Three and six months ended June 30, 2026 and 2025
(dollars in millions)

(unaudited)	Three months ended June 30, 2026
	CARFAX	B2B	Corporate	Total
Revenue	$312	$156	$—	$468
Expenses:
Operating-related expenses	68	66	—	134
Selling and general expenses	93	60	22	175
Depreciation and amortization	50	27	—	77
Total expenses	211	153	22	386
Operating profit	$101	$3	$(22)	$82

Adjusted EBITDA	$153	$53	$(4)	$202

(unaudited)	Three months ended June 30, 2025
	CARFAX	B2B	Corporate	Total
Revenue	$289	$150	$—	$439
Expenses:
Operating-related expenses	67	65	—	132
Selling and general expenses	84	41	9	134
Depreciation and amortization	49	28	—	77
Total expenses	200	134	9	343
Operating profit	89	16	(9)	96

Adjusted EBITDA	$142	$49	$(3)	$188

(unaudited)	Six months ended June 30, 2026
	CARFAX	B2B	Corporate	Total
Revenue	$610	$313	$—	$923
Expenses:
Operating-related expenses	136	134	—	270
Selling and general expenses	184	116	35	335
Depreciation and amortization	100	55	—	155
Total expenses	420	305	35	760
Operating profit	190	8	(35)	163

Adjusted EBITDA	$293	$102	$(9)	$386

(unaudited)	Six months ended June 30, 2025
	CARFAX	B2B	Corporate	Total
Revenue	$564	$295	$—	$859
Expenses:
Operating-related expenses	130	129	—	259
Selling and general expenses	169	80	16	265
Depreciation and amortization	99	56	—	155
Total expenses	398	265	16	679
Operating profit	166	30	(16)	180

Adjusted EBITDA	$272	$93	$(8)	$357
Exhibit 5
Mobility Global Inc.
Non-GAAP Financial Information
(dollars in millions)

(unaudited)	Three months ended June 30, 2026
	CARFAX	B2B	Corporate	Total
Net income (GAAP)				$53
Interest expense, net				7
Provision for income taxes				22
Operating profit (GAAP)	101	3	(22)	82
Adjusted to add:
Amortization of intangibles	48	26	—	74
Depreciation	2	1	—	3
Stock-based compensation	2	3	—	5
Transaction costs	—	20	16	36
Employee severance charges and other	—	—	2	2
Adjusted EBITDA	$153	$53	$(4)	$202
% Adjusted EBITDA margin	49%	34%	N/M	43%

(unaudited)	Three months ended June 30, 2025
	CARFAX	B2B	Corporate	Total
Net income (GAAP)				$65
Interest expense, net				4
Provision for income taxes				27
Operating profit (GAAP)	89	16	(9)	96
Adjusted to add:
Amortization of intangibles	48	26	—	74
Depreciation	2	1	—	3
Stock-based compensation	2	2	—	4
Transaction costs	—	—	2	2
Employee severance charges and other	1	4	4	9
Adjusted EBITDA	$142	$49	$(3)	$188
% Adjusted EBITDA margin	49%	33%	N/M	43%

(unaudited)	Six months ended June 30, 2026
	CARFAX	B2B	Corporate	Total
Net income (GAAP)				$108
Interest expense, net				10
Provision for income taxes				45
Operating profit (GAAP)	190	8	(35)	163
Adjusted to add:
Amortization of intangibles	95	53	—	148
Depreciation	5	2	—	7
Stock-based compensation	3	6	—	9
Transaction costs	—	33	24	57
Employee severance charges and other	—	—	2	2
Adjusted EBITDA	$293	$102	$(9)	$386
% Adjusted EBITDA margin	48%	33%	N/M	42%
Exhibit 5

(unaudited)	Six months ended June 30, 2025
	CARFAX	B2B	Corporate	Total
Net income (GAAP)				$123
Interest expense, net				7
Provision for income taxes				50
Operating profit (GAAP)	166	30	(16)	180
Adjusted to add:
Amortization of intangibles	95	53	—	148
Depreciation	5	2	—	7
Stock-based compensation	5	4	—	9
Transaction costs	—	—	2	2
Employee severance charges and other	1	4	6	11
Adjusted EBITDA	$272	$93	$(8)	$357
% Adjusted EBITDA margin	48%	32%	N/M	42%
Computation of Free Cash Flow

(unaudited)	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cash provided by operating activities	135	166	189	233
Capital expenditures	(6)	(3)	(12)	(8)
Free cash flow	$129	$163	$177	$225

Exhibit 5
Non-GAAP Financial Measures - Definitions
Adjusted EBITDA, Adjusted EBITDA Margin, and Free cash flow
Adjusted EBITDA is a non-GAAP measure and is defined as our GAAP net income adjusted to exclude
(1) interest expense, net, (2) provisions for income taxes, (3) depreciation and amortization, (4) stock-based compensation, (5) transaction costs related to the stand-up of the Spin Business in connection with the
Separation, and (6) employee severance charges and other costs that are not representative of the underlying economics of the periods presented. Net income is the most directly comparable GAAP financial measure to
Adjusted EBITDA. Adjusted EBITDA margin is a non-GAAP measure and refers to Adjusted EBITDA divided by GAAP revenue. Further, Mobility Global presents these non-GAAP measures on a segment basis, which are subject to the same adjustments as Adjusted EBITDA. Free cash flow is a non-GAAP financial measure and reflects our cash provided by operating activities less capital expenditures.